                                                               Exhibit 10.14


                       FOURTH AMENDMENT TO REVOLVING CREDIT,
                      TERM LOAN AND GOLD CONSIGNMENT AGREEMENT

     Fourth Amendment dated as of November 27, 1998 (the "Amendment") amending that certain Revolving Credit, Term Loan and Gold Consignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic Brands, Inc.), a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, and the other financial institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "Banks"); and BANKBOSTON, N.A. as agent for itself and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.     AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.  SECTION
1.1 of the Credit Agreement is hereby amended as follows:

          (a) The definition of "Consolidated EBITDA" is hereby amended in its entirety to read as follows:

          "CONSOLIDATED EBITDA. With respect to the Borrower and its Subsidiaries and any particular fiscal period, the consolidated earnings (or loss) from operations of the Borrower and its Subsidiaries for such period determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income (including gains on the sale of assets and earnings from the sale of discontinued business lines), and after all expenses (including, without limitation, all CH Management Fees only to the extent paid in cash) and other proper charges but before payment or provision for (a) any income taxes, Consolidated Total Interest Expense or Consignment Fees or Gold
     Fronting Fees for such period, (b) depreciation for such period, (c) amortization for such period, (d) all other noncash charges for such period, (e) the aggregate amount of all noncash extraordinary losses (not to exceed $1,000,000 in the aggregate for all such noncash extraordinary losses during any fiscal year) during such period, (f) the aggregate amount of any reductions to consolidated earnings from operations during such period attributable to any write-up of the Borrower's current assets consisting of inventory in connection with the Acquisitions, and (g) a portion of all extraordinary nonrecurring losses during such period relating to the Acquisitions not to exceed $500,000 in the aggregate for all such amounts during all fiscal periods and not to exceed in any such period the aggregate amount of any extraordinary nonrecurring items of cash income during such period, if any, all determined in accordance with generally accepted accounting principles. Each of the parties hereto agrees that the amount of Consolidated EBITDA for specified periods prior to the Closing Date shall be as set forth on SCHEDULE 3 hereto for all purposes under this Credit Agreement."

          (b) The definition of "Permitted Common Stock Repurchases" is hereby deleted in its entirety and replaced with the following definition of "Permitted Capital Stock Repurchases":

          "PERMITTED CAPITAL STOCK REPURCHASES. Repurchases of the Borrower's capital stock which are made concurrently with the issuance by the Borrower of additional capital stock of the same class to employees or sales representatives so long as the Borrower receives a cash purchase price in respect of any such additional capital stock from such employees or sales representatives in an amount equal to the aggregate amount of cash to be paid in order to effect such repurchases of capital stock."

          (c) The definition of "Permitted Employee Stock Repurchases" is hereby amended in its entirety to read as follows:

          "PERMITTED EMPLOYEE STOCK REPURCHASES. Repurchases of capital stock of the Borrower theretofore issued to employees or independent sales representatives of the Borrower so long as the aggregate amount paid by the Borrower in cash with respect thereto shall not exceed $500,000 during any fiscal year. Notwithstanding the foregoing, (a) any unused portion of any such amount for capital stock repurchases in any fiscal year may be used in the succeeding fiscal year (but not any other fiscal year) and any such amounts carried forward to a succeeding fiscal year shall be used for capital stock repurchases in such succeeding fiscal year prior to using any portion of the amount permitted for such succeeding fiscal year, and (b) after using the entire permitted cash amount available for such capital stock repurchases in any fiscal year, the Borrower may also issue promissory notes to employees and sales representatives to effect such repurchases of capital stock so long as such promissory notes are issued on terms which are subordinate in all respects to the Obligations and so long as no payments, redemptions or repurchases of any kind may be made with respect to any such promissory notes prior to the irrevocable payment in full in cash of all of the Obligations and the termination of all of the Commitments, Gold Commitments and the Gold Fronting Commitment."

          (d) SECTION 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

          "CONSOLIDATED DEBT SERVICE. With respect to the Borrower and its Subsidiaries on a consolidated basis for any period, an amount equal to the sum of (i) Consolidated Total Interest Expense of the Borrower and its Subsidiaries for such period, PLUS (ii) all regularly scheduled payments of principal of Indebtedness of the Borrower and its Subsidiaries (including payments of the principal component of Capitalized Leases and payments of principal on any purchase money Indebtedness) made or (without duplication) required to be made during such period.

          CONSOLIDATED NET WORTH. The excess of Consolidated Total Assets minus Consolidated Total Liabilities, LESS, to the extent otherwise includable in the computations of Consolidated Net Worth, any subscriptions receivable."

          CONSOLIDATED OPERATING CASH FLOW. With respect to the Borrower and its Subsidiaries on a consolidated basis for any period, an amount equal to (i) the sum of (A) Consolidated EBITDA for such period, LESS
     (ii) the sum of (A) cash payments for all taxes paid during such period, PLUS (B) to the extent not already deducted in the determination of Consolidated EBITDA, Capital Expenditures made during such period.

          CONSOLIDATED TOTAL ASSETS. All assets of the Borrower and its Subsidiaries determined on consolidated basis in accordance with generally accepted accounting principles.

          CONSOLIDATED TOTAL LIABILITIES. All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          MODIFIED FUNDED DEBT RATIO. The ratio of (a) Consolidated EBITDA for the four fiscal quarters of the Borrower ended immediately prior to the date of any CH Management Fee payment LESS the CH Management Fee proposed to be made TO (b) Consolidated Debt Service for the four fiscal quarters of the Borrower ended immediately prior to the date of any CH Management Fee payment."


     SECTION 3. AMENDMENT TO SECTION 12.1 OF THE CREDIT AGREEMENT. Section 12.1(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(k) Indebtedness consisting of Permitted Employee Stock Repurchases (including any promissory notes issued by the Borrower to repurchase capital stock of employees and sales representatives of the

     Borrower solely to the extent permitted in the definition of Permitted Employee Stock Repurchases);"

     SECTION 4.     AMENDMENT TO SECTION 12.12 OF THE CREDIT AGREEMENT.  Section
12.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "12.12 TRANSACTIONS WITH AFFILIATES. The Borrower will not, nor will the Borrower permit or suffer any of its Subsidiaries to, conduct any transactions among themselves or with any Affiliates of the Borrower, other than (a) payment of the CH Management Fee in an aggregate amount not to exceed $1,500,000 during any fiscal year of the Borrower so long as the Agent has received certificates from the Borrower, in form and substance satisfactory to the Agent, evidencing that (i) no Event of Default shall have occurred and be continuing and none would result from the making thereof and (ii) the Short Term Revolving Credit Note has been paid in full and (iii) the Modified Funded Debt Ratio is greater than 1.10:1.00, PROVIDED that any portion of such amount not paid during any fiscal year may be paid in any subsequent fiscal year, (b) transactions with Oakley Insurance Group regarding the Borrower's insurance policies and coverage upon terms not materially less favorable to the Borrower or such Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than Oakley Insurance Group, (c) a Permitted Preferred Stock Replacement, (d) transactions among the Borrower and its Subsidiaries,
     (e) any Permitted Employee Stock Repurchases, (f) any Permitted Capital Stock Repurchase, (g) transactions constituting Investments permitted by Sections 12.3(h) or (o) hereof, (h) transactions in the ordinary course of the Borrower's or such Subsidiary's business, consistent with past practices, and upon terms not materially less favorable to the Borrower or such Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than the Borrower, such Subsidiary or such Affiliate and (i) entering into an Indemnification Agreement."


     SECTION 5.     AMENDMENT TO SECTION 13.1 OF THE CREDIT AGREEMENT.  SECTION
13.1 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:


                 PERIOD                        RATIO
                 ------                        -----
                 11/30/98                      3.50:1.00
                 2/28/99                       3.50:1.00
                 5/31/99 - 8/31/99             3.10:1.00
                 11/30/99 and thereafter       2.25:1.00

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                                     -5-

     SECTION 6.     AMENDMENT TO SECTION 13.2 OF THE CREDIT AGREEMENT.  SECTION
13.2 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:


                 PERIOD                       AMOUNT
                 ------                       ------
                 11/30/98                     $15,750,000
                 2/28/99                      $16,500,000
                 5/31/99                      $19,000,000
                 8/31/99                      $20,000,000
                 11/30/99 - 8/31/00           $22,700,000
                 11/30/00 - 8/31/01           $23,500,000
                 11/30/01 - 8/31/02           $24,000,000
                 11/30/02 - 8/31/03           $24,500,000
                 11/30/03 and thereafter      $25,000,000

     SECTION 7.     AMENDMENT TO SECTION 13.3 OF THE CREDIT AGREEMENT.  SECTION
13.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "13.3. CAPITAL EXPENDITURES. (a) The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures (other than Computer Conversion Capital Expenditures) during any fiscal year set forth in the table below (or the portion thereof, in the case of the fiscal year in which the Closing Date occurs) that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table:

                 FISCAL YEAR         AMOUNT
                 -----------         ------
                 1998                $4,500,000
                 1999                $5,500,000
                 2000                $3,500,000
                 2001                $3,500,000
                 2002                $3,500,000
                 2003                $3,500,000
                 2004                $3,500,000

          (b) The Borrower will not make, or permit any Subsidiary of the Borrower to make, Computer Conversion Capital Expenditures (i) during the period consisting of fiscal years 1998 and 1999 and the first fiscal quarter of fiscal year 2000 that exceed, in the aggregate, $6,500,000 or (ii) during any fiscal period other than fiscal years 1998 and 1999 and the first fiscal quarter of fiscal year 2000; PROVIDED, HOWEVER, that if during any fiscal year the amount of Capital Expenditures permitted by Section 13.3(a) above for such fiscal year is not so utilized, such unutilized amount may be utilized during such fiscal year only (and not during any other fiscal year) to make Computer Conversion Capital Expenditures."

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                                     -6-

     SECTION 8.     AMENDMENT TO SECTION 13.4 OF THE CREDIT AGREEMENT.  SECTION
13.4 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:


                 PERIOD                        RATIO
                 ------                        -----

                 11/30/98                      1.05:1.00
                 2/28/99                       1.05:1.00
                 5/31/99                       1.15:1:00
                 8/31/99                       1.20:1:00
                 11/30/99-8/31/00              1.50:1.00
                 11/30/00 - 8/31/01            1.60:1.00
                 11/30/01 and thereafter       1.75:1.00

     SECTION 9. ADDITION TO SECTION 13 OF THE CREDIT AGREEMENT. The following new SECTION 13.5 is hereby added to the Credit Agreement:

          "SECTION 13.5 CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth on March 30, 1999 to be less than $42,000,000. On March 31, 1999 the Borrower will deliver a certificate setting forth in reasonable detail computations evidencing compliance with this Section 13.5 in form and substance satisfactory to the Agent."

     SECTION 10. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives the following:

          (a) a counterpart of this Amendment, executed by the each of the Borrower, the Agent and the Majority Banks; and

          (b) an amendment fee of $150,000 paid by the Borrower for the PRO RATA account of each Bank based on such Bank's percentage of the Total Commitment.

     SECTION 11. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

     SECTION 12. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     SECTION 13. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     SECTION 14. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic
Brands, Inc.)


BY:
   -------------------------------
     NAME:
     TITLE:


BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode
Island Hospital Trust National Bank), individually and as Agent


BY:
   -------------------------------
     NAME:
     TITLE:


LASALLE NATIONAL BANK


BY:
   -------------------------------
     NAME:
     TITLE:


CREDITANSTALT CORPORATE
FINANCE, INC.


BY:
   -------------------------------
     NAME:
     TITLE:

BY:
   -------------------------------
     NAME:
     TITLE:

FLEET PRECIOUS METALS INC.


BY:
   -------------------------------
     NAME:
     TITLE:

BY:
   -------------------------------
     NAME:
     TITLE:


HELLER FINANCIAL, INC.


BY:
   -------------------------------
     NAME:
     TITLE:


SANWA BUSINESS CREDIT
CORPORATION


BY:
   -------------------------------
     NAME:
     TITLE:


UNION BANK OF CALIFORNIA, N.A.


BY:
   -------------------------------
     NAME:
     TITLE: